CALVERT GREEN BOND FUND (the “Fund”)

Supplement to Statutory Prospectus dated June 30, 2023

Effective immediately, the following replaces the table and related footnotes under “Performance” under “Fund Summaries – Calvert Green Bond Fund”:

Average Annual Total Returns as of December 31, 2022	One Year	Five Years	Life of Fund
Class A Return Before Taxes	-15.87%	-0.88%	0.63%
Class A Return After Taxes on Distributions	-16.51%	-1.66%	-0.21%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-9.38%	-1.06%	0.09%
Class I Return Before Taxes	-12.78%	0.05%	1.31%
Class R6 Return Before Taxes	-12.72%	0.11%	1.34%
ICE BofA USD Green Bond Index (reflects no deduction for fees, expenses or taxes) *	-12.76%	0.44%	1.60%**
ICE BofA Green Bond Index – Hedged USD (reflects no deduction for fees, expenses or taxes)	-16.74%	-0.48%	1.25%

* Effective June 30, 2023, the Fund changed its primary benchmark to the ICE BofA USD Green Bond Index because the Adviser believes that benchmark better reflects the Fund's investment portfolio.

** ICE BofA USD Green Bond Index commenced operations on December 31, 2014. The Life of Fund return prior to that date reflects the Fund’s previous primary benchmark, ICE BofA Green Bond Index – Hedged USD.

These returns reflect the maximum current sales charge for Class A (3.25%).  Class A shares and Class I shares commenced operations on October 31, 2013.  The Class R6 performance shown above for the period prior to February 1, 2019 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different.   Investors cannot invest directly in an Index.  ICE® BofA® indices are not for redistribution or other uses; provided “as is,” without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

November 1, 2023	43012 11.1.23